Maximizing Shareholder Value

January 2020

PDL BioPharma, Inc.

Nasdaq: PDLI

PDL.com

Forward-Looking Statements

This presentation contains forward-looking statements including PDL's expectations with respect to its future royalty revenues, expenses, net income and cash provided by operating activities. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Factors that may cause differences between current expectations and actual results include, but are not limited to, the following:

- *Failure to successfully identify or complete a potential sale, divestiture, spin-off, merger, combination or similar transaction, or the failure of any such transaction to yield additional value for shareholders;*
- *Market conditions which may affect the timing of any potential sale, divestiture, spin-off, merger, combination or similar transaction;*
- *Activities by shareholder activists, including a proxy contest or any unsolicited takeover proposal;*
- *Our ability to realize the benefits of our investments in Evofem Biosciences, Inc., Noden Pharma DAC and LENSAR, Inc. and our income generating assets;*
- *Risks related to the commercialization of our products or those of our counterparties, including but not limited to, competition from other products (including generic products), compliance with laws and regulatory requirements, pricing, intellectual property rights, reliance on a third party for commercialization of our authorized generic product, standards of care as they apply to the use of our products, unexpected changes to tax, import or export rules;*
- *Our reliance on third-party manufacturers who may not perform as expected;*
- *The productivity of acquired income generating assets may not fulfill our revenue forecasts and, if secured by collateral, we may be under-secured and unable to recuperate our capital expenditures in the transaction;*
- *Failure to obtain or maintain regulatory approvals relating to our products and those underlying certain of investments and income generating assets;*
- *Competitive or market pressures on our products, licensees, borrowers and royalty counterparties;*
- *Changes in any of the assumptions on which PDL's projected revenues are based;*
- *Changes in foreign currency exchange rates;*
- *Positive or negative results in PDL's attempt to license products or income generating assets;*
- *Our ability to utilize our net operating loss carryforwards and certain other tax attributes;*
- *The outcome of litigation or disputes, including potential product liability; and*
- *The failure of licensees to comply with existing license agreements, including any failure to pay royalties due.*

Other factors that may cause PDL's actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are discussed in PDL's filings with the SEC, including the "Risk Factors" sections of its annual and quarterly reports filed with the SEC. Copies of PDL's filings with the SEC may be obtained at the "Investor Relations" section of PDL's website at www.pdl.com. PDL expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in PDL's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based for any reason, except as required by law, even as new information becomes available or other events occur in the future. All forward-looking statements in this presentation are qualified in their entirety by this cautionary statement.

PDL

Important Additional Information and Where to Find It

The Company plans to file a proxy statement (the "2020 Proxy Statement") with the U.S. Securities and Exchange Commission (the "SEC") in connection with the solicitation of proxies for the Company's 2020 annual meeting of stockholders (the "2020 Annual Meeting"), together with a WHITE proxy card. STOCKHOLDERS ARE URGED TO READ THE 2020 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Stockholders will be able to obtain, free of charge, copies of the 2020 Proxy Statement, any amendments or supplements thereto and any other documents (including the WHITE proxy card) when filed by the Company with the SEC in connection with the 2020 Annual Meeting at the SEC's website (http://www.sec.gov), at the Company's website (http://investor.pdl.com/investor-relations/sec-filings) or by contacting Okapi Partners by phone (for stockholders, banks and brokers) at 877-259-6290 or (all others outside the U.S.) at 212-297-0720, by email at info@okapipartners.com or by mail at Okapi Partners LLC, 1212 Avenue of the Americas, 24th Floor, New York, NY 10036.

Participants in the Solicitation

The Company, its directors and certain of its executive officers and other employees may be deemed to be participants in the solicitation of proxies from stockholders in connection with the 2020 Annual Meeting. Additional information regarding the identity of these potential participants, none of whom owns in excess of one percent (1%) of the Company's shares, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the 2020 Proxy Statement and other materials to be filed with the SEC in connection with the 2020 Annual Meeting. Information relating to the foregoing can also be found in the Company's definitive proxy statement for its 2019 annual meeting of stockholders (the "2019 Proxy Statement"), filed with the SEC on April 30, 2019. To the extent holdings of the Company's securities by such potential participants (or the identity of such participants) have changed since the information printed in the 2019 Proxy Statement, such information has been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

PDL

Presentation Overview

I. Introduction to PDL BioPharma

II. Execution against strategic plan in 2019

III. Undertaking the strategic review

IV. Transitioning from healthcare growth strategy to a monetization process

V. Overview of governance, Board of Directors and CSR

About PDL BioPharma

Founded in 1986, PDL seeks to improve patients' lives by supporting the successful development of innovative therapeutics and healthcare technologies. PDL has investments in biopharmaceutical companies to help nurture them and has acquired a portfolio of passive royalty and debt investments generating significant cash flows. In September 2019, PDL began a strategic review process that informed its decision to launch a monetization process to unlock the value of its assets and maximize shareholder value.

Equity Portfolio

Evofem Biosciences	LENSAR	Noden Pharma
Clinical-stage women's health company	Next-generation femtosecond laser technology for refractive cataract surgery	Global specialty pharmaceutical company
PDL has ~30% equity stake	PDL owns ~94%	Wholly-owned by PDL

Passive Royalty and Debt Portfolio

- AcelRx Pharmaceuticals, Inc.
- Assertio
- Viscogliosi Bros., LLC
- Wellstat Diagnostics, LLC
- CareView Communications
- University of Michigan
- kybella

Management

Dominique Monnet, President & CEO
Ed Imbrogno, VP, Finance, Acting CFO
Chris Stone, General Counsel
Jill Jene, Ph.D., VP, Business Dev.
Nick Curtis, CEO, LENSAR
Alan Markey, CEO, Noden Pharma

YTD 2019 (as of Q3) Key Financial and Metrics

GAAP Revenue – $60.6M
Net Cash Royalties – $58.3M
GAAP Net Income – ($15.5M)
Non-GAAP Net Income* – $34.9M

* Please refer to the appendix for a reconciliation of GAAP to Non-GAAP net income.

PDL

Strong Execution in 2019

- Significant year-over-year sales growth and progress with next generation at LENSAR
  - Investments paying off as 2019 sales were tracking ahead of full year guidance at Q3'19
  - Investing in the development of GEN2, first compact, integrated workstation combining state-of-the-art femtosecond laser and phacoemulsification system; secured broad IP protection, ensuring LENSAR remains well-positioned as innovation-leading cataract surgery company
- Generated immediate returns from new investment in Evofem, a women's health company
  - Assisted Evofem in achieving two major regulatory and clinical milestones with lead product candidate Amphora®. U.S. FDA approval expected in Q2'20
  - Evofem shares increased ~71% from PDL's initial investment throughout remainder of 2019[1]
- Achieved profitability at Noden Pharma
  - Greatly reduced cost structure and launched authorized generic of Tekturna®; YTD net income at the end of Q3'19 of $3.2M
- Received cash proceeds in excess of 2019 guidance from royalty assets
- Repurchased $75.9M in common stock, completing prior share repurchase authorization
- Capitalized on strength of convertible notes to extend maturity of ~$86.1M of senior notes due in 2021 to 2024, providing runway to execute on the growth strategy

Management was successfully executing new strategic plan launched at the beginning of 2019; however, PDL's shares continued to trade below book value

1) Calculated from Evofem's opening stock price on April 11, 2019 through its closing stock price December 31, 2019. PDL's investment was announced during market hours on April 11, 2019.

PDL®

Transitioning from Growth Strategy to Monetization Process

- Despite strong execution, PDL's shares continued to trade at a discount to book value
- Management recommended to the Board of Directors in summer of 2019 that PDL undertake a strategic review
- Board and management began the review in September, weighing potential to build significant value under healthcare growth strategy against nearer-term value creation opportunities with the assistance of MTS Health Partners and BofA Securities
  - Sought feedback from shareholders throughout the process, including several that have been invested for many years and were familiar with PDL's evolution
- Board and management recognized inherent execution risk and long-term nature of its strategy and the value creation opportunities that may be realized by monetizing its high-quality assets
- Board and management team unanimously decided to halt the execution of the growth strategy and pursue a formal process to unlock value by monetizing PDL's assets and returning net proceeds to shareholders

Significant intrinsic value in portfolio; Board and management determined a wind down monetization would be in best interests of shareholders at this time

PDL

Unlocking Shareholder Value

- Management is leading the process, which is being overseen by a newly formed committee of the Board of Directors
- Company is in process of retaining financial advisors to assist with asset sales
- PDL is exploring a variety of potential transactions, including a sale, divestiture of assets or businesses, a spin-off, a merger or a combination thereof
- Net proceeds will be distributed to shareholders in tax-efficient manner via share repurchases, dividends or other means
- Expected 2- to 3-year process that will be conducted in a disciplined and cost-effective manner to maximize returns to shareholders
- Reductions in operating expenditures will be aggressively pursued as assets are divested

Monetization process will unlock value more quickly and with greater certainty for the benefit of all shareholders

Excellent Progress in a Short Time

- PDL has already repurchased shares and convertible notes and made changes to its Board during the one-month period following announcement of the monetization plan
- Board approved an aggregate repurchase of $275M of shares and convertible notes
  - Retired $119.3M in convertible notes, representing approximately 80% of the notes outstanding, for $98.0M in cash and a net issuance of 10.2M shares of common stock
  - PDL considered this an important initial step towards facilitating asset sales and maximizing the net proceeds that can be returned to shareholders by significantly reducing future dilution or cash outlay
  - Provisions under the convertible notes would have significantly hampered ability to execute monetization strategy by triggering additional payments, increasing the conversion rate, or making the terms of an asset sale unattractive to potential counterparties
- Changed Board leadership and reduced size of Board as part of overall cost reduction efforts
  - Liz O'Farrell named as Board Chairperson
  - Barry Selick retired at end of 2019; Paul Sandman to retire at 2020 annual meeting and seat eliminated
- PDL has begun process of marketing its portfolio of assets

PDL is fully committed to – and moving forward with – the execution of the wind down monetization plan and maximizing value for shareholders

PDL

Corporate Governance Overview

- Independent Chairperson
- Highly diverse Board in terms of skills, experience and gender
- Majority voting on election of directors
- Significant recent Board refreshment, with 50% of the Board having been replaced since June 2018
- Majority vote required to amend charter and bylaws
- Shareholder ability to act by written consent

Director Name	Age	Tenure	Audit	Compensation	Litigation	Nominating and Governance
Elizabeth O'Farrell (Chairperson)	55	2	✓	Chair		
David Gryska	63	6	Chair			✓
Natasha A. Hernday	47	NEW		✓		✓
John McLaughlin (Former CEO)	67	11			✓	
Dominique Monnet (CEO)	61	1				
Paul Sandman*	71	11	✓	✓	Chair	
Shlomo Yanai	66	2				Chair

* Retiring at 2020 Annual Meeting

Highly-Experienced and Diverse Board of Directors

	Elizabeth O'Farrell*	David Gryska	Natasha A. Hernday*	John McLaughlin	Dominique Monnet*	Paul Sandman**	Shlomo Yanai*
Diversity Contribute to the board perspectives through diversity in gender, ethnicity and race	✓		✓				
Financial Acumen & Expertise Experience or expertise in financial accounting & reporting of a major organization	✓	✓				✓	
Industry Experience Knowledge of/or experience in the biopharma and medtech industries	✓	✓	✓	✓	✓	✓	✓
Operations Management Expertise Experience in managing a business on an operational level				✓	✓		✓
Public Company Board Service Understanding of best practices in corporate governance	✓	✓		✓			✓
Senior Management Leadership Experience serving in a senior leadership role of a major organization	✓	✓	✓	✓	✓	✓	✓
Strategic Planning & Leadership Experience driving strategic direction and growth of an organization	✓	✓	✓	✓	✓	✓	✓

Directors have vast experience in areas important to PDL and have served as executives at some of the world's largest biopharma and biotech companies

* Joined Board after June 2018
** Retiring at 2020 Annual Meeting

PDL®

Compensation and Governance Highlights

What We Do

- ✓ CEO's annual cash bonus is 100% attributable to the achievement of corporate goals set by the Compensation Committee and ratified by the Board and is fully at risk of non-payment in the event of unsatisfactory performance
- ✓ We restructured our long-term incentive program for executive officers in 2018 and 2019 to be comprised solely of stock options rather than restricted stock and cash in part in response to feedback from certain of our shareholders
  - Given monetization strategy, PDL is moving back to restricted stock units in 2020
- ✓ We have adopted a clawback policy to prevent executive officers involved in certain wrongful conduct from unjustly benefiting from such conduct, and to remove the financial incentives to engage in such conduct
- ✓ We enforce robust stock ownership guidelines for executive officers and directors
- ✓ We strictly prohibit our directors and executive officers from "short sales," hedging and other monetization transactions (such as zero-cost collars and forward sale contracts), holding the Company's securities in margin accounts and pledging the Company's securities as collateral for loans

What We Do <u>Not</u> Do

- × We do not provide gross-up tax payments for our named executive officers
- × We do not provide guaranteed bonuses
- × We do not re-price underwater awards or provide discounted stock options or stock appreciation rights

PDL

Corporate Social Responsibility

- PDL's mission has been to improve the lives of patients by aiding in the successful development of innovative therapeutics and healthcare technologies
- Previously pioneered the humanization of monoclonal antibodies, enabling the discovery of a new generation of targeted treatments that have had a profound impact on patients living with different cancers as well as a variety of other debilitating diseases
- Moving our assets to the next stage in their evolution will only further the development of their respective therapies and technologies for the benefit of patients

PDL

Unlocking Shareholder Value

Monetizing portfolio of commercial-stage assets and legacy portfolio of royalty and debt investments

Focused on conducting process in a disciplined and cost-effective manner and on a timetable that will maximize value for our shareholders

Significant progress has already been made with share and convertible note repurchases, Board size reduction and changes to Board leadership

Process to be completed with a highly-experienced and capable Board of Directors and management team alongside outside financial advisors

Committed to acting in the best interests of – and maximizing value for – all PDL shareholders

PDL

Appendix

Leveraging NOLs at LENSAR

LENSAR
CATARACT LASER WITH AUGMENTED REALITY

A leading global developer and manufacturer of femtosecond lasers (FLS) for refractive cataract surgery

The LENSAR® Laser System

- Only femtosecond cataract laser built specifically for refractive cataract surgery
- Designed from the ground up; every aspect of the laser has been purposefully designed to meet the needs of cataract surgeons
- LENSAR continuously advances the technology in response to changes in needs of surgeons, as demonstrated by the fourth system upgrade in two years, Streamline® IV

Benefits of LENSAR® Laser System

- **Guidance for Precise Astigmatism Treatment Planning:** Multiple generations of innovations have enabled LENSAR to guide surgeons in delivering LASIK-like outcomes for accurate incision and toric IOL patients
- **Simplified Procedures:** Offers a growing list of innovations to simplify the lives of surgeons
- **Efficient Design:** Pre-programmable preferences, thoughtful ergonomics, and up to 20 seconds faster laser treatment times allow for seamless integration and maximum surgical efficiency
- **Superior Imaging:** Provides an accurate 3-D model of the relevant anterior segment, allowing for precise laser delivery and the surgical confidence for accurate corneal incisions, free-floating capsulotomies, and efficient lens fragmentation for all grades
- **Energy Reduction:** Allows for a reduction in phaco time and up to 100% reduction in phaco energy[1]

PDL's Investment

- Growing company and capable team in need of capital and targeted execution to deliver the potential of its market leading technology and systems
- Converted debt to equity in May 2017
  - Ability to utilize $116.5M in NOLs
  - PDL utilized ~$45.3M in LENSAR NOLs in 2017 and 2018 resulting in cash tax savings of ~$14.2M.
  - Consider an exit when shareholder value is maximized
- Cataract surgery is the No. 1 surgical procedure globally by volume
  - FLS procedures to grow ~7.5% per year through 2021
- Product revenue from the LENSAR Laser System for YTD September period increased 27% from the prior-year comparable period.


LENSAR

Sources:
1. Data on file, LENSAR, Inc.

PDL

Well-Positioned for Value Creation at Evofem

EVOFEM BIOSCIENCES®

Clinical stage biopharmaceutical company committed to developing and commercializing innovative products to address unmet needs in women's sexual and reproductive health

Multipurpose Vaginal pH Regulator™ (MVP-R) gel technology

- Non-hormonal, acid-buffering MVP-R vaginal gel with bio-adhesive properties
- Designed to maintain a natural acidic vaginal pH of 3.5 to 4.5, inhibiting motility and preventing survival of spermatozoa
- Acidic environments are inhospitable to microbes such as chlamydia and gonorrhea

Core focus: developing Amphora®, Evofem's MVP-R product, for the prevention of pregnancy and the prevention of chlamydia and gonorrhea

- Evofem's analysis confirms Amphora met the pre-specified primary endpoint in its large Phase 3 clinical trial for prevention of pregnancy, AMPOWER, and therefore the company believes it to be an approvable asset
- 16M women say they do not want to get pregnant, but are doing nothing to prevent it from happening[1]
- 1M women = $1B market opportunity[2]

PDL's Investment

- ~30% equity stake
- Women's health is an underserved area of strategic interest with significant unmet needs
- Evofem is led by a talented, highly experienced team
- Amphora® is a novel product with significant near-term commercial potential:
  - Large addressable market and favorable access under ACA
  - Opportunity for broader use through label expansion

Multiple Near-Term Catalysts for Value Creation

PDUFA date: Amphora® for prevention of pregnancy	2Q-2020*
Commercial Launch: Amphora® for prevention of pregnancy**	2H-2020

Sources:
1. Derived from NCHS Data Brief No. 173_December 2014 and the 2018 Guttmacher Contraceptive Use in the US Report – July 2018.
2. Evofem estimate.

* Based on anticipated six-month review
** Assumes regulatory approval

PDL®

Driving Profitability at Noden

NODEN PHARMA

Global specialty pharmaceutical company that is focused on acquiring and optimizing established prescription medicines across a broad range of therapeutic areas in international markets

Tekturna®

- Only approved direct renin inhibitor for the management of hypertension
- Targets a chemical in the body called renin, which starts a process in the body that causes your blood vessels to narrow and raises your blood pressure
- May be an alternative to ACEIs and ARBs, especially for intolerant patients

PDL's Investment

- Focused on:
  - Increasing the profitability of Tekturna® in the US
  - Mitigate the impact of generic competition
- Specific actions taken:
  - Launched authorized generic version (AG) of Tekturna (aliskiren) through Prasco Laboratories. Branded Tekturna and the AG of Tekturna maintained a 73% US market share at the end of the third quarter of 2019
  - Discontinued contract sales force in August 2018 resulting in savings of $3.5M to $4M per quarter
  - Terminated all promotional efforts and restructured U.S. team in 2019
- Efforts showing results as Noden delivered GAAP net income of $3.2M for YTD September 2019



Sources:
1. Data on file. LENSAR, Inc.

PDL

GAAP to Non-GAAP Net (Loss) Income Reconciliation

GAAP to Non-GAAP Net (Loss) Income Reconciliation *(in thousands)*

	Nine Months Ended September 30, 2019
GAAP net loss attributed to PDL's shareholders, as reported	$ (15,523)
Adjustments:	
Mark-to-market adjustment to fair value - royalty assets	62,567
Mark-to-market adjustments to equity affiliate - common stock	(16,574)
Non-cash stock-based compensation expense	5,403
Non-cash debt offering costs	5,776
Non-cash depreciation and amortization expense	2,295
Mark-to-market adjustment on warrants held	(1,487)
Non-cash amortization of the intangible assets	4,745
Income tax effect related to above items	(12,334)
Total adjustments	50,391
Non-GAAP net income	$ 34,868

PDL